Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Second Quarter 2007

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO:

•                  OUR MANAGERS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US,

•                  OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES,

•                  OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES,

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST,

•                  OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND

•                  OTHER MATTERS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING PREVAILING INTEREST RATES) ON US AND OUR MANAGERS AND TENANTS,

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES,

•                  CHANGES IN FINANCING TERMS AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND REITS SPECIFICALLY.

FOR EXAMPLE:

•                  IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY DECLINE AND OUR MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS OR

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT.  As of June 30, 2007, we owned 310 hotels and 186 travel centers located in 44 states, Puerto Rico, and Canada. At June 30, 2007, our properties were operated by operating companies under thirteen long term combination management or lease agreements. On July 26, 2007, we sold 18 Homestead Studio Suites hotels and terminated our related lease. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000 Index, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of June 30, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,270 properties, more than 300 million square feet, located in 44 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 460 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust, or HRP, a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust, or SNH, a publicly traded REIT that owns senior living properties and six publicly traded mutual funds, or RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates). The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $16 billion as of June 30, 2007. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares – HPT

Preferred Shares Series B – HPT-B

Preferred Shares Series C – HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s – BBB

Moody’s – Baa2

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)   (617) 964-8389

(f)  (617) 969-5730

Portfolio Data by Manager (as of 6/30/07):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number of	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	Properties	/Suites (1)	/Suites (1)	(000s)	Investment	Rent (000s)	Rent

InterContinental	131	20,140	44%	$1,753,625	28%	$151,061	26%
Marriott International	125	17,926	40%	1,521,265	24%	154,874	27%
Hyatt	24	2,908	6%	294,850	5%	21,550	4%
Carlson	12	2,262	5%	210,976	3%	11,856	2%
Homestead	18	2,399	5%	145,000	2%	15,960	3%
TA(2)	186	N/A	N/A	2,362,783	38%	215,847	38%
Total	496	45,635	100%	$6,288,499	100%	$571,148	100%

Operating Statistics by Operating Agreement (Q2 2007):

			Annualized	Percent
		Number	Minimum	of Total			RevPAR
	Number of	of Rooms	Return /	Minimum	Coverage (3)		Change (4)
Operating Agreement	Properties	/Suites (1)	Rent (000s)	Return / Rent	Q2	LTM	Q2	YTD

Marriott (no. 1)	53	7,610	$58,319	10%	1.83x	1.54x	3.2%	2.6%
Marriott (no. 2)	18	2,178	19,013	3%	1.48x	1.37x	1.0%	1.3%
Marriott (no. 3)	35	5,382	49,034	9%	1.44x	1.19x	7.3%	7.6%
Marriott (no. 4)	19	2,756	28,508	5%	1.33x	1.18x	-0.9%	-2.9%
InterContinental (no. 1) (5)	31	3,844	37,882	7%	1.21x	1.08x	3.2%	4.1%
InterContinental (no. 2)	76	9,220	50,000	9%	1.55x	1.39x	3.8%	3.8%
InterContinental (no. 3)	14	4,139	42,873	7%	1.64x	1.26x	7.1%	6.8%
InterContinental (no. 4)	10	2,937	20,306	3%	1.65x	1.47x	7.1%	7.1%
Hyatt (6)	24	2,908	21,550	4%	0.58x	0.50x	5.9%	1.1%
Carlson	12	2,262	11,856	2%	1.64x	1.55x	15.0%	19.0%
Homestead	18	2,399	15,960	3%	1.46x	1.37x	-7.8%	-5.3%
TA (no. 1) (2)	146	N/A	153,622	27%	1.15x	1.50x	N/A	N/A
TA (no. 2)	40	N/A	62,225	11%	0.98x	1.33x	N/A	N/A
Total / Average	496	45,635	$571,148	100%			4.4%	4.4%

(1)	19 of our TA properties include hotels. The rooms associated with these hotels have been excluded from total number of rooms.
(2)

The amount of annual minimum rent payable to us under agreement TA (no. 1) is scheduled to increase to $157,122, $161,122, $165,122, $170,122 and $175,122 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively. The annual straight line rent for GAAP reporting purposes is $170,818.

(3)

We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements. All amounts are for the indicated periods except for the TA amounts which are for the most recent prior period. We have not independently verified our managers’ and tenants’ operating data.

(4)

We define RevPAR as hotel room revenue per day per available room. Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(5)	The calculation of RevPAR excludes one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.
(6)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels during the first half of 2007, 20 hotels were undergoing renovations which required some hotel rooms to be taken out of service.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8149 or tbonang@hptreit.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

RESEARCH COVERAGE

Equity Research Coverage

BB&T Capital Markets	RBC
Robert Whittemore	Mike Salinsky
(804) 782-8796	(216) 378-7627

Merrill Lynch	Stifel, Nicolaus
David Bragg	Rod Petrik
(212) 449-8922	(410) 454-4131

Morgan Keegan	UBS
Napoleon Overton	William Truelove
(901) 579-4865	(212) 713-8825

Morgan Stanley	Wachovia Securities
Celeste Mellet Brown	Jeffrey Donnelly
(212) 761-3896	(617) 603-4262

Debt Research Coverage

Credit Suisse	Wachovia Securities
Matthew Lynch	Dan Sullivan
(212) 325-6456	(704) 383-6441

UBS
Michael Dimler
(203) 719-3841

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006

Shares Outstanding:
Common shares outstanding (at end of period)	93,869		93,866		86,284		74,282		71,957
Weighted average common shares outstanding - basic and diluted (1)	93,868		90,760		75,587		73,613		71,953

Common Share Data:
Price at end of period	$41.49		$46.80		$47.53		$47.20		$43.92
High during period	$47.88		$49.00		$51.46		$48.00		$44.10
Low during period	$40.75		$37.52		$46.65		$42.50		$40.08
Annualized dividends paid per share	$3.04		$3.04		$2.96		$2.96		$2.96
Annualized dividend yield (at end of period)	7.3%		6.5%		6.2%		6.3%		6.7%

Market Capitalization:
Total debt (book value)	$2,731,994		$2,089,831		$1,199,830		$1,212,699		$1,284,567
Plus: market value of preferred shares (at end of period)	394,674		403,335		88,838		89,114		88,596
Plus: market value of common shares (at end of period)	3,894,625		4,392,929		4,101,079		3,506,110		3,160,351
Total market capitalization	$7,021,293		$6,886,095		$5,389,747		$4,807,923		$4,533,514
Total debt / total market capitalization	38.9%		30.3%		22.3%		25.2%		28.3%

Book Capitalization:
Total debt	$2,731,994		$2,089,831		$1,199,830		$1,212,699		$1,284,567
Plus: total shareholders’ equity	2,711,505		2,736,066		2,447,540		1,897,111		1,818,780
Total book capitalization	$5,443,499		$4,825,897		$3,647,370		$3,109,810		$3,103,347
Total debt / total book capitalization	50.2%		43.3%		32.9%		39.0%		41.4%

Selected Balance Sheet Data:
Total assets	$5,790,013		$5,145,180		$3,957,463		$3,422,692		$3,422,889
Total liabilities	$3,078,508		$2,409,114		$1,509,923		$1,525,581		$1,604,109
Real estate, at cost	$6,259,353		$5,590,197		$4,042,017		$4,007,591		$3,976,217
Total debt / real estate, at cost	43.6%		37.4%		29.7%		30.3%		32.3%

Selected Income Statement Data:
Total revenues	$337,731		$294,658		$258,386		$269,115		$272,198
EBITDA (2)	$152,314		$130,267		$97,610		$99,205		$104,908
Net income available for common shareholders	$46,812		$39,013		$59,952		$34,649		$33,463
Funds from operations (FFO) available for common shareholders (3)	$111,541		$98,462		$75,623		$76,960		$82,365
Common distributions declared	$71,340		$71,338		$65,184		$54,969		$53,248

Per Share Data:
Net income available for common shareholders	$0.50		$0.43		$0.79		$0.47		$0.47
FFO available for common shareholders (3)	$1.19		$1.08		$1.00		$1.05		$1.14
Common distributions declared	$0.76		$0.76		$0.74		$0.74		$0.74
FFO payout ratio	63.9%		70.4%		74.0%		70.5%		64.9%

Coverage Ratios:
EBITDA (2) / interest expense	4.5	x	4.2	x	4.8	x	4.8	x	5.0	x
EBITDA (2) / interest expense and preferred distributions	3.7	x	4.0	x	4.4	x	4.4	x	4.5	x

(1) HPT had no outstanding dilutive common share equivalents during the periods presented.

(2) See page 13 for calculation of EBITDA.

(3) See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CONSOLIDATED BALANCE SHEET

(dollars in thousands, except share data)

	As of	As of
	June 30,	December 31,
	2007	2006
		(audited)
ASSETS

Real estate properties, at cost:
Land	$1,399,743	$584,199
Buildings, improvements and equipment	4,859,610	3,457,818
	6,259,353	4,042,017
Accumulated depreciation	(776,165)	(707,838)
	5,483,188	3,334,179
Cash and cash equivalents	11,535	553,256
Restricted cash (FF&E reserve escrow)	30,684	27,363
Other assets, net	264,606	42,665
	$5,790,013	$3,957,463

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$658,000	$—
Senior notes, net of discounts	1,495,330	1,196,130
Convertible senior notes	575,000	—
Mortgage payable	3,664	3,700
Security deposits	185,366	185,366
Accounts payable and other liabilities	153,320	119,536
Due to affiliates	3,074	3,277
Dividends payable	4,754	1,914
Total liabilities	3,078,508	1,509,923

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable;
3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable;
12,700,000 shares and none issued and outstanding, respectively, aggregate liquidation preference $317,500	306,833	—
Common shares of beneficial interest; $0.01 par value;
150,000,000 shares authorized; 93,869,429 and 86,284,251 shares issued and outstanding, respectively	939	863
Additional paid-in capital	3,048,690	2,703,687
Cumulative net income	1,477,765	1,380,111
Cumulative preferred distributions	(78,821)	(66,992)
Cumulative common distributions	(2,127,207)	(1,653,435)
Total shareholders’ equity	2,711,505	2,447,540
	$5,790,013	$3,957,463

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Revenues:
Hotel operating revenues	$249,774	$233,627	$474,245	$435,455
Rental income	81,530	32,870	143,130	65,346
FF&E reserve income	5,769	5,273	11,208	10,263
Interest income	658	428	3,806	850
Total revenues	337,731	272,198	632,389	511,914

Expenses:
Hotel operating expenses	184,311	172,625	344,709	316,814
Interest (including amortization of deferred financing costs of $913, $635, $1,652 and $1,245, respectively)	33,795	21,162	64,450	40,150
Depreciation and amortization	55,259	35,848	104,330	70,800
General and administrative	10,084	7,186	18,535	13,540
TA spin off costs	—	—	2,711	—
Total expenses	283,449	236,821	534,735	441,304

Net income	54,282	35,377	97,654	70,610

Preferred distributions	(7,470)	(1,914)	(11,829)	(3,828)
Net income available for common shareholders	$46,812	$33,463	$85,825	$66,782

Weighted average common shares outstanding	93,868	71,953	92,323	71,937

Basic and diluted net income per common share	$0.50	$0.47	$0.93	$0.93

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Six Months Ended
	6/30/2007	6/30/2006

Cash flows from operating activities:
Net income	$97,654	$70,610
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	104,330	70,800
Amortization of deferred financing costs as interest	1,652	1,245
Straight line rent adjustments	(7,186)	(48)
Other non-cash income	(1,485)	(1,458)
FF&E reserve income and deposits	(29,072)	(22,801)
Change in assets and liabilities:
Increase in other assets	(13,770)	(4,357)
Increase in accounts payable and other	26,519	18,670
Increase in due to affiliate	1,187	1,627
Cash provided by operating activities	179,829	134,288

Cash flows from investing activities:
Real estate acquisitions	(2,579,143)	(320,762)
FF&E reserve fundings	(43,060)	(28,218)
Cash used in investing activities	(2,622,203)	(348,980)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	343,452	—
Proceeds from issuance of preferred shares, net	306,891	—
Proceeds from issuance of senior notes, net of discount	298,866	273,974
Proceeds from issuance of convertible senior notes	575,000	—
Draws on revolving credit facility	784,000	439,000
Repayments of revolving credit facility	(126,000)	(389,000)
Draws on interim credit facility	1,400,000	—
Repayments of interim credit facility	(1,400,000)	—
Deferred finance costs incurred	(14,879)	(2,113)
Distributions to preferred shareholders	(8,989)	(3,828)
Distributions to common shareholders	(136,522)	(105,029)
Distribution of TA to common shareholders	(121,166)	—
Cash provided by financing activities	1,900,653	213,004

Decrease in cash and cash equivalents	(541,721)	(1,688)
Cash and cash equivalents at beginning of period	553,256	18,568
Cash and cash equivalents at end of period	$11,535	$16,880

Supplemental cash flow information:
Cash paid for interest	$48,716	$38,048

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$26,739	$20,111
Property managers’ purchases with FF&E reserve	(66,478)	(50,147)

Non cash financing activities:
Issuance of common shares	$1,627	$1,572
Distribution of TA to common shareholders	(216,084)	—

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CALCULATION OF EBITDA

(in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Net income	$54,282	$35,377	$97,654	$70,610
Plus: Interest expense	33,795	21,162	64,450	40,150
Depreciation and amortization	55,259	35,848	104,330	70,800
Deferred percentage rent (1)	1,684	1,528	3,354	3,176
Deferred additional returns (2)	7,294	10,993	12,793	13,343
EBITDA	$152,314	$104,908	$282,581	$198,079

(1)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(2)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent and deferred additional returns.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2007	6/30/2006	6/30/2007	6/30/2006

Net income available for common shareholders	$46,812	$33,463	$85,825	$66,782
Plus: FF&E deposits not in net income (1)	492	533	990	1,045
Depreciation and amortization	55,259	35,848	104,330	70,800
Deferred percentage rent (2)	1,684	1,528	3,354	3,176
Deferred additional returns (3)	7,294	10,993	12,793	13,343
TA spin off costs (4)	—	—	2,711	—
FFO available for common shareholders	$111,541	$82,365	$210,003	$155,146

Weighted average shares outstanding	93,868	71,953	92,323	71,937

Net income available for common shareholders per share	$0.50	$0.47	$0.93	$0.93
FFO available for common shareholders per share	$1.19	$1.14	$2.27	$2.16

(1)

Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows. We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties. We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(3)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(4)	We expensed $2,711 of costs in connection with the spin off of our former subsidiary, TravelCenters of America, LLC, or TA, to our shareholders on January 31, 2007.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), deferred percentage rent (see note 2), deferred additional returns (see note 3) and exclude TA spin off costs (see note 4).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SEGMENT INFORMATION

(in thousands)

	For the Three Months Ended June 30, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$249,774	$—	$—	$249,774
Rental income	33,314	48,216	—	81,530
FF&E reserve income	5,769	—	—	5,769
Interest income	—	—	658	658
Total revenues	288,857	48,216	658	337,731
Hotel operating expenses	(184,311)	—	—	(184,311)
Operating income	104,546	48,216	658	153,420

Interest expense	—	—	33,795	33,795
Depreciation and amortization expense	37,370	17,889	—	55,259
General and administrative expense	—	—	10,084	10,084

Net income (loss)	67,176	30,327	(43,221)	54,282
Preferred distributions	—	—	(7,470)	(7,470)
Net income (loss) available for common shareholders	$67,176	$30,327	$(50,691)	$46,812

	For the Six Months Ended June 30, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$474,245	$—	$—	$474,245
Rental income	66,465	76,665	—	143,130
FF&E reserve income	11,208	—	—	11,208
Interest income	—	—	3,806	3,806
Total revenues	551,918	76,665	3,806	632,389
Hotel operating expenses	(344,709)	—	—	(344,709)
Operating income	207,209	76,665	3,806	287,680

Interest expense	—	—	64,450	64,450
Depreciation and amortization expense	73,868	30,462	—	104,330
General and administrative expense	—	—	18,535	18,535
TA spin off costs	—	—	2,711	2,711

Net income (loss)	133,341	46,203	(81,890)	97,654
Preferred distributions	—	—	(11,829)	(11,829)
Net income (loss) available for common shareholders	$133,341	$46,203	$(93,719)	$85,825

Total assets	$3,385,519	$2,367,892	$36,602	$5,790,013

We have two reportable business segments: hotels and travel centers.  Prior to our acquisition of TravelCenters in January 2007, our only reportable segment was hotels.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

DEBT SUMMARY

(dollars in thousands)

	Interest	Principal	Maturity		Due at	Years to
	Rate	Balance	Date		Maturity	Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Overland Park, KS	8.300%	$3,664	07/01/11		$3,326	4.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps)	5.870%	$658,000	10/24/10		$658,000	3.3

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	03/01/08		$150,000	0.7
Senior notes due 2010	9.125%	50,000	07/15/10		50,000	3.0
Senior notes due 2012	6.850%	125,000	07/15/12		125,000	5.0
Senior notes due 2013	6.750%	300,000	02/15/13		300,000	5.6
Senior notes due 2015	5.125%	300,000	02/15/15		300,000	7.6
Senior notes due 2016	6.300%	275,000	06/15/16		275,000	9.0
Senior notes due 2017	5.625%	300,000	03/15/17		300,000	9.7
Convertible senior notes due 2027	3.800%	575,000	03/15/27	(1)	575,000	19.6
Total / weighted average unsecured fixed rate debt	5.557%	$2,075,000			$2,075,000	10.4

Weighted average secured fixed rate debt / total	8.300%	$3,664			$3,326	4.0
Weighted average unsecured floating rate debt / total	5.870%	658,000			658,000	3.3
Weighted average unsecured fixed rate debt / total	5.557%	2,075,000			2,075,000	10.4
Weighted average debt / total	5.636%	$2,736,664			$2,736,326	8.7

(1)

The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt		Total
2007	$35	$—	$—		$35
2008	77	—	150,000		150,077
2009	84	—	—		84
2010	92	658,000	50,000		708,092
2011	3,376	—	—		3,376
2012	—	—	125,000		125,000
2013	—	—	300,000		300,000
2014	—	—	—		—
2015	—	—	300,000		300,000
2016	—	—	275,000		275,000
2017	—	—	300,000		300,000
2027	—	—	575,000	(1)	575,000
	$3,664	$658,000	$2,075,000		$2,736,664

(1)

The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006
Leverage Ratios:

Total debt / total assets	47.2%		40.6%		30.3%		35.4%		37.5%
Total debt / real estate assets, at cost	43.6%		37.4%		29.7%		30.3%		32.3%
Total debt / total market capitalization	38.9%		30.3%		22.3%		25.2%		28.3%
Total debt / total book capitalization	50.2%		43.3%		32.9%		39.0%		41.4%
Secured debt / total assets	0.1%		0.1%		0.1%		0.1%		0.1%
Variable rate debt / total debt	24.1%		0.8%		1.1%		6.6%		23.4%

Coverage Ratios:

EBITDA (1) / interest expense	4.5	x	4.2	x	4.8	x	4.8	x	5.0	x
EBITDA (1) / interest expense and preferred distributions	3.7	x	4.0	x	4.4	x	4.4	x	4.5	x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	43.2%		36.8%		25.8%		29.7%		31.7%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%		0.1%		0.1%		0.1%		0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	3.90	x	3.65	x	5.47	x	4.06	x	3.92	x
Total unencumbered assets to unsecured debt - required minimum 150% / 200%	209.2%		271.9%		387.8%		318.1%		315.8%

(1)	See page 13 for calculation of EBITDA.
(2)

Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

	As of and For the Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

HPT Owned:

FF&E reserves (beginning of period)	$32,444	$27,363	$29,797	$30,241	$26,491
Manager deposits	15,180	11,559	11,750	13,892	12,089
HPT fundings:
Carlson (2)	—	219	404	939	4,188
Marriott (3)	3,291	1,392	6,795	10,699	12,642
Hyatt (4)	11,000	16,000	9,500	15,000	—
InterContinental (5)	1,467	9,691	1,000	—	—
Hotel improvements	(32,698)	(33,780)	(31,883)	(40,974)	(25,169)
FF&E reserves (end of period)	$30,684	$32,444	$27,363	$29,797	$30,241

Tenant Owned:

FF&E reserves (beginning of period)	$152	$2	$2	$3	$879
Manager deposits	512	419	463	526	533
Hotel improvements	(663)	(269)	(463)	(527)	(1,409)
FF&E reserves (end of period)	$1	$152	$2	$2	$3

Total:

FF&E reserves (beginning of period)	$35,341	$30,110	$32,544	$32,989	$30,115
Manager deposits	15,692	11,978	12,213	14,418	12,622
HPT fundings:
Carlson (2)	—	219	404	939	4,188
Marriott (3)	3,291	1,392	6,795	10,699	12,642
Hyatt (4)	11,000	16,000	9,500	15,000	—
InterContinental (5)	1,467	9,691	1,000	—	—
Hotel improvements	(33,361)	(34,049)	(32,346)	(41,501)	(26,578)
FF&E reserves (end of period)	$33,430	$35,341	$30,110	$32,544	$32,989

(1)

Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves. For recently built or renovated hotels, this requirement may be deferred for a period. We own all the FF&E reserve escrows for our hotels except for escrows pursuant to one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)

Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements. To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.

(3)

Represents FF&E reserve deposits for our Marriott branded hotel combinations not funded by hotel operations but separately funded by us. The operating agreements for our Marriott branded hotel combinations generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(4)

Pursuant to our agreement with Hyatt for the management of 24 hotels, we agreed to fund $8,000 for rebranding costs and other capital improvements. To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us will increase as these funds are advanced.

(5)

Pursuant to our management agreements with InterContinental, we agreed to fund certain rebranding costs and capital improvements. Generally, our annual minimum returns increase by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2007 ACQUISITIONS (through 6/30/2007):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Acquired	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

1/31/2007 (1)	146	TravelCenters of America®	39 states	N/A	TA No. 1	$1,697,221	N/A

5/30/07	40	Petro Stopping Centers®	25 states	N/A	TA No. 2	$655,000	N/A

Total /Average 2007	186			N/A		$2,352,221	N/A

(1)

On January 31, 2007, we completed our previously announced acquisition of TravelCenters of America, Inc. or TravelCenters, for approximately $1,900,000. Simultaneously with this acquisition, we retained substantially all of the TravelCenters real estate and capitalized and spun out to our shareholders a subsidiary, TravelCenters of America LLC (AMEX: TA), or TA, which leases this real estate and has continued the fuel service and hospitality business of TravelCenters. The purchase price amount represents the value of the TravelCenters assets we retained. In addition to this purchase price, we have committed to invest $125,000 to fund improvements to the leased TA locations.

2007 DISPOSITIONS (through 6/30/07): (1) (2)

				Number			Sales
Date				of Rooms	Operating	Sales	Price per
Disposed	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

There were no dispositions in the six months ended June 30, 2007.

(1)	Excludes January 31, 2007, spin off of TA to our common shareholders.
(2)	On July 26, 2007, we sold 18 Homestead Studio Suites hotels for $205,350. We expect to recognize a gain on sale of approximately $95,000 in the 2007 third quarter.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

2007 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Debt Transactions: (1)
New debt raised	$—	$875,000	$—
Total new debt	—	875,000	—	—

Debt retired	—	—	—	—
Net debt	$—	$875,000	$—	$—

Equity Transactions:
New common shares issued	—	7,550	12,000	2,300
New common equity raised, net	$—	$343,452	$545,829	$95,823

New preferred shares issued	—	12,700	—	—
New preferred equity raised, net	$—	$306,833	—	—
Total new equity	$—	$650,285	$545,829	$95,823

(1) Excludes drawings and repayments under our revolving credit facility and bridge loan facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3)	Marriott (no. 4)

Number of Properties	53	18	35	19

Number of Rooms / Suites	7,610	2,178	5,382	2,756

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®

Number of States	24	14	15	14

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline

Investment at June 30, 2007 (3)	$584,312	$190,321	$472,410	$274,222

End of Current Term	2012	2010	2019	2015

Renewal Options (4)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each

Annual Minimum Return / Minimum Rent	$58,319	$19,013	$49,034	$28,508

Additional Return (6)	—	—	$1,173	—

Percentage Return / Rent (8)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement

Operating Agreement	Homestead (1)	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)

Number of Properties	18	31	76	14	10

Number of Rooms / Suites	2,399	3,844	9,220	4,139	2,937

Property Brands	Homestead Studio Suites®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®

Number of States	5	16	29	7 plus Ontario and Puerto Rico	5

Manager	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental

Tenant	Subsidiary of BRE / Homestead Village LLC	Our TRS	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS

Investment at June 30, 2007 (3)	$145,000	$436,708	$590,250	$496,000	$230,667

End of Current Term	2015	2031	2028	2029	2030

Renewal Options (4)	2 for 15 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each

Annual Minimum Return / Minimum Rent	$15,960	$37,882	$50,000	$42,873	$20,306

Additional Return (6)	—	—	$10,000	$3,458	$1,750

Percentage Return / Rent (8)	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06/08 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues

Security Deposit	$15,960	$36,872 (9)	—	$36,872 (9)	$36,872 (9)

Other Security Features	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental

Operating Agreement	Hyatt	Carlson	TA (no. 1)	TA (no. 2)	Total / Range / Average (all investments)

Number of Properties	24	12	146	40	496

Number of Rooms / Suites	2,908	2,262	(2)	—	45,635

Property Brands	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	Petro Stopping Centers®	17 Brands

Number of States	14	7	39	25	44 plus Ontario and Puerto Rico

Manager	Subsidiary of Hyatt	Subsidiary of Carlson	TA	TA	6 Managers

Tenant	Our TRS	Our TRS	Subsidiary of TA	Subsidiary of TA	6 Tenants

Investment at June 30, 2007 (3)	$294,850	$210,976	$1,707,783	$655,000	$6,288,499

End of Current Term	2030	2030	2022	2024	2010-2031

Renewal Options (4)	2 for 15 years each	2 for 15 years each	N/A	2 for 15 years each

Annual Minimum Return / Minimum Rent	$21,550	$11,856	$153,622 (5)	$62,225	$571,148

Additional Return (6)	50% of cash flow in excess of minimum return (7)	50% of cash flow in excess of minimum return (7)	—	—	$16,381

Percentage Return / Rent (8)	—	—	3% of non-fuel revenues and .3% of fuel revenues above 2011 revenues	3% of non-fuel revenues and .3% of fuel revenues above 2012 revenues

Security Deposit	—	—	—	—	$185,304

Other Security Features	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson	TA guarantee	TA guarantee

(1)	On July 26, 2007, we sold our 18 Homestead Studio Suites hotels.
(2)	19 of our TA properties include hotels. The rooms associated with these hotels have been excluded from total hotel rooms.
(3)	Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.
(4)	Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.
(5)

The amount of minimum rent payable to us by TA is scheduled to increase to $157,122 $161,122, $165,122, $170,122 and $175,122 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively. The annual straight line rent for GAAP reporting purposes is $170,818.

(6)

These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(7)

These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(8)	Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.
(9)	The single $36,872 deposit secures InterContinental’s obligations under the InterContinental No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

		Percent of	Percent of					Annual	Percent of
	Number of	Number of	Number of	Number of		Percent of	Investment per	Minimum	Minimum
	Properties	Properties	Rooms / Suites (1)	Rooms / Suites (1)	Investment (2)	Investment	Room / Suite	Return / Rent	Return / Rent
By Operating Agreement:
Marriott (no. 1)	53	11%	7,610	17%	$584,312	9%	$77	$58,319	10%
Marriott (no. 2)	18	4%	2,178	5%	190,321	3%	87	19,013	3%
Marriott (no. 3)	35	7%	5,382	12%	472,410	8%	88	49,034	9%
Marriott (no. 4)	19	4%	2,756	6%	274,222	4%	100	28,508	5%
InterContinental (no. 1)	31	6%	3,844	8%	436,708	7%	114	37,882	7%
InterContinental (no. 2)	76	15%	9,220	20%	590,250	9%	64	50,000	9%
InterContinental (no. 3)	14	3%	4,139	9%	496,000	8%	120	42,873	7%
InterContinental (no. 4)	10	2%	2,937	7%	230,667	4%	79	20,306	3%
Hyatt	24	5%	2,908	6%	294,850	5%	101	21,550	4%
Carlson	12	2%	2,262	5%	210,976	3%	93	11,856	2%
Homestead	18	4%	2,399	5%	145,000	2%	60	15,960	3%
TA (no. 1) (3)	146	29%	N/A	N/A	1,707,783	27%	N/A	153,622	27%
TA (no. 2)	40	8%	N/A	N/A	655,000	11%	N/A	62,225	11%
Total	496	100%	45,635	100%	$6,288,499	100%	$123	$571,148	100%

By Manager:
InterContinental	131	26%	20,140	44%	$1,753,625	28%	$87	$151,061	26%
Marriott International	125	26%	17,926	40%	1,521,265	24%	85	154,874	27%
Hyatt	24	5%	2,908	6%	294,850	5%	101	21,550	4%
Carlson	12	2%	2,262	5%	210,976	3%	93	11,856	2%
Homestead	18	4%	2,399	5%	145,000	2%	60	15,960	3%
TA (3)	186	37%	N/A	N/A	2,362,783	38%	N/A	215,847	38%
Total	496	100%	45,635	100%	$6,288,499	100%	$86	$571,148	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	24	5%	2,908	6%	$294,850	5%	$101
Candlewood Suites®	76	15%	9,220	19%	590,250	9%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	15%	10,280	23%	844,162	13%	82
Crowne Plaza®	12	2%	4,406	10%	362,323	6%	82
Holiday Inn®	3	1%	697	2%	34,231	1%	49
Homestead Studio Suites®	18	4%	2,399	5%	145,000	2%	60
InterContinental®	5	1%	1,479	3%	291,589	5%	197
Marriott Hotels®	3	2%	1,356	3%	117,254	2%	86
Park Plaza® Hotels & Resorts	2	0%	375	1%	20,691	0%	55
Radisson Hotels & Resorts®	5	1%	1,134	2%	115,457	2%	102
Residence Inn by Marriott®	37	7%	4,695	10%	435,310	7%	93
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	0%	79
Staybridge Suites®	35	7%	4,338	10%	475,232	8%	110
TownePlace Suites by Marriott®	12	2%	1,331	3%	103,707	1%	78
TravelCenters of America®	146	29%	N/A	N/A	1,707,783	27%	N/A
Petro Stopping Centers®	40	8%	N/A	N/A	655,000	11%	N/A
Total	496	100%	45,635	100%	$6,288,499	100%	$100

(1)	19 of our TA properties include a hotel. The rooms associated with these hotels have been excluded from total hotel rooms.
(2)	Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.
(3)	The amount of annual minimum rent payable to us by TA is scheduled to increase to $157,122, $161,122, $165,122, $170,122 and $175,122 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

		No. of
	No. of	Rooms /	Second Quarter (1)			Year to Date (1)
	Hotels	Suites	2007	2006	Change	2007	2006	Change
ADR
Marriott (no. 1)	53	7,610	$124.74	$117.64	6.0%	$125.70	$117.97	6.6%
Marriott (no. 2)	18	2,178	117.65	110.27	6.7%	117.63	109.85	7.1%
Marriott (no. 3)	35	5,382	118.20	109.84	7.6%	116.83	108.68	7.5%
Marriott (no. 4)	19	2,756	115.88	115.75	0.1%	119.57	120.00	-0.4%
InterContinental (no. 1)(2)	29	3,554	110.71	105.12	5.3%	110.52	104.34	5.9%
InterContinental (no. 2)	76	9,220	70.53	66.25	6.5%	70.28	65.94	6.6%
InterContinental (no. 3)(3) (4)	14	4,139	143.90	139.07	3.5%	142.90	136.40	4.8%
InterContinental (no. 4)(3)	10	2,937	110.43	102.84	7.4%	111.06	101.59	9.3%
Hyatt(5)	24	2,908	98.05	82.81	18.4%	96.34	82.63	16.6%
Carlson	12	2,262	96.88	91.15	6.3%	101.09	93.09	8.6%
Homestead	18	2,399	60.07	63.72	-5.7%	62.82	64.88	-3.2%
Total/Average	308	45,345	$105.05	$99.05	6.1%	$105.28	$98.81	6.5%

OCCUPANCY
Marriott (no. 1)	53	7,610	71.7%	73.7%	-2.0 pt	67.6%	70.2%	-2.6 pt
Marriott (no. 2)	18	2,178	79.5%	84.0%	-4.5 pt	76.4%	80.8%	-4.4 pt
Marriott (no. 3)	35	5,382	79.6%	79.8%	-0.2 pt	75.8%	75.7%	0.1 pt
Marriott (no. 4)	19	2,756	76.2%	77.0%	-0.8 pt	73.4%	75.3%	-1.9 pt
InterContinental (no. 1)(2)	29	3,554	78.5%	80.1%	-1.6 pt	75.8%	77.1%	-1.3 pt
InterContinental (no. 2)	76	9,220	77.5%	79.5%	-2.0 pt	74.9%	76.9%	-2.0 pt
InterContinental (no. 3)(3) (4)	14	4,139	81.7%	78.9%	2.8 pt	78.5%	77.0%	1.5 pt
InterContinental (no. 4)(3)	10	2,937	73.6%	73.8%	-0.2 pt	72.1%	73.6%	-1.5 pt
Hyatt(5)	24	2,908	58.5%	65.4%	-6.9 pt	57.0%	65.7%	-8.7 pt
Carlson	12	2,262	68.4%	63.2%	5.2 pt	67.8%	61.9%	5.9 pt
Homestead	18	2,399	73.7%	75.4%	-1.7 pt	71.4%	73.0%	-1.6 pt
Total/Average	308	45,345	75.1%	76.3%	-1.2 pt	72.3%	73.8%	-1.5 pt

RevPAR
Marriott (no. 1)	53	7,610	$89.44	$86.70	3.2%	$84.97	$82.81	2.6%
Marriott (no. 2)	18	2,178	93.53	92.63	1.0%	89.87	88.76	1.3%
Marriott (no. 3)	35	5,382	94.09	87.65	7.3%	88.56	82.27	7.6%
Marriott (no. 4)	19	2,756	88.30	89.13	-0.9%	87.76	90.36	-2.9%
InterContinental (no. 1)(2)	29	3,554	86.91	84.20	3.2%	83.77	80.45	4.1%
InterContinental (no. 2)	76	9,220	54.66	52.67	3.8%	52.64	50.71	3.8%
InterContinental (no. 3)(3) (4)	14	4,139	117.57	109.73	7.1%	112.18	105.03	6.8%
InterContinental (no. 4)(3)	10	2,937	81.28	75.90	7.1%	80.07	74.77	7.1%
Hyatt(5)	24	2,908	57.36	54.16	5.9%	54.91	54.29	1.1%
Carlson	12	2,262	66.27	57.61	15.0%	68.54	57.62	19.0%
Homestead	18	2,399	44.27	48.04	-7.8%	44.85	47.36	-5.3%
Total/Average	308	45,345	$78.89	$75.58	4.4%	$76.12	$72.92	4.4%

(1)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(2)

The calculations of Occupancy and RevPAR exclude operating statistics of one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(3)	Includes data for periods prior to our ownership of some hotels.
(4)	Includes data for periods some hotels were not operated by the current manager.
(5)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt Place™ hotels during the first half of 2007, 20 hotels were undergoing renovations which required some hotel rooms to be taken out of service.

“ADR” is average daily rate; “RevPAR” is revenue per available room.  All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

COVERAGE BY OPERATING AGREEMENT(1)

	For the Twelve Months Ended (2)
Operating Agreement	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006
Marriott (no. 1)	1.54	x	1.51	x	1.49	x	1.50	x	1.49	x
Marriott (no. 2)	1.37	x	1.36	x	1.34	x	1.29	x	1.21	x
Marriott (no. 3)	1.19	x	1.15	x	1.11	x	1.09	x	1.07	x
Marriott (no. 4)	1.18	x	1.18	x	1.21	x	1.20	x	1.17	x
InterContinental (no. 1)	1.08	x	1.07	x	1.07	x	1.06	x	0.99	x
InterContinental (no. 2)	1.39	x	1.39	x	1.35	x	1.36	x	1.35	x
InterContinental (no. 3) (3) (4)	1.26	x	1.28	x	1.37	x	1.41	x	1.44	x
InterContinental (no. 4) (3)	1.47	x	1.48	x	1.51	x	1.49	x	1.46	x
Hyatt (5)	0.50	x	0.61	x	0.80	x	0.92	x	1.04	x
Carlson (3)	1.55	x	1.47	x	1.36	x	1.20	x	0.98	x
Homestead	1.37	x	1.43	x	1.46	x	1.51	x	1.53	x
TA (no. 1) (3)	(6)		1.50	x	1.47	x	1.44	x	1.38	x
TA (no. 2) (3) (4)	(6)		1.33	x	1.31	x	1.31	x	1.26	x

	For the Three Months Ended (2)
Operating Agreement	6/30/2007		3/31/2007		12/31/2006		9/30/2006		6/30/2006
Marriott (no. 1)	1.83	x	1.47	x	1.37	x	1.53	x	1.71	x
Marriott (no. 2)	1.48	x	1.21	x	1.29	x	1.53	x	1.43	x
Marriott (no. 3)	1.44	x	1.10	x	1.05	x	1.20	x	1.27	x
Marriott (no. 4)	1.33	x	1.34	x	1.09	x	0.98	x	1.35	x
InterContinental (no. 1)	1.21	x	0.96	x	0.90	x	1.26	x	1.17	x
InterContinental (no. 2)	1.55	x	1.34	x	1.24	x	1.44	x	1.52	x
InterContinental (no. 3)	1.64	x	1.13	x	1.12	x	1.16	x	1.71	x
InterContinental (no. 4) (3)	1.65	x	1.57	x	1.35	x	1.27	x	1.71	x
Hyatt (5)	0.58	x	0.41	x	0.42	x	0.60	x	1.07	x
Carlson	1.64	x	1.85	x	1.16	x	1.56	x	1.29	x
Homestead	1.46	x	1.48	x	1.22	x	1.32	x	1.69	x
TA (no. 1) (3)	(6)		1.15	x	1.37	x	1.82	x	1.66	x
TA (no. 2) (3) (4)	(6)		0.98	x	1.07	x	1.68	x	1.60	x

(1)

We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(3)	Includes data for periods prior to our ownership of some properties.
(4)	Includes data for periods some properties were not operated by the current operator.
(5)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels 12 hotels were undergoing renovations during the third and fourth quarters of 2006 and 20 hotels were undergoing renovations during the first half of 2007 which required some hotel rooms to be taken out of service.

(6)	Data for the most recent period is not currently available from our tenant, TA.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2007

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—	—	—
2009	—	—	—
2010	19,013	3.3%	3.3%
2011	—	—	—
2012	58,319	10.2%	13.5%
2013	—	—	13.5%
2014	—	—	13.5%
2015	44,468	7.8%	21.3%
2016	—	—	21.3%
2017	—	—	21.3%
2017 and thereafter	449,348	78.7%	100.0%
Total	$571,148	100.0%

Weighted average remaining term (1)	15.8 years

(1)

The Homestead Studio Suites hotels lease ($15,960 / year) was scheduled to expire in 2015. Excluding the Homestead Studio Suites hotels which were sold in July 2007, the weighted average remaining term was 16.0 years.